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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-100725) and in the Registration Statement on Form S-8 (No. 333-100726) of Metal Management, Inc. of our reports dated June 2, 2003 and June 5, 2002 relating to the Reorganized Company and Predecessor Company financial statements and financial statement schedule which appear in this Form 10-K.

PricewaterhouseCoopers LLP



Chicago, Illinois
June 2, 2003